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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C.  20549

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                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


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         Date of report (Date of earliest event reported):  May 13, 2003

                                 WORKSTREAM INC.
               (Exact Name of Registrant as Specified in Charter)



            CANADA                  001-15503                      N/A
 (State or Other Jurisdiction    (Commission File Number)   (I.R.S. Employer
      of Incorporation)                                    Identification No.)

       495 MARCH ROAD, SUITE 300, OTTAWA, ONTARIO, CANADA          K2K-3G1
          (Address of Principal Executive Offices)               (Zip Code)

                                 (613) 270-0619
              (Registrant's Telephone Number, Including Area Code)

          (Former Name or Former Address, if Changed Since Last Report)

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Item 5.       Other Events

     On May 13, 2003, Workstream Inc. (the "Company")issued a press release announcing it has made certain Management changes within the Company. The text of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 7.      Financial Statements, Pro Forma Financial Information and Exhibits

     (c)     Exhibits

     99.1    Press Release issued on May 13, 2003 by the Company.








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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   Workstream  Inc.



Dated:  May 13, 2003               By:     /s/Michael Mullarkey
                                           --------------------
                                   Name:  Michael  Mullarkey
                                   Title:  Chief  Executive  Officer





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                                  Exhibit Index


Exhibit  No.       Description
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99.1               Press Release issued on May 13, 2003 by the Company.




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